COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 11:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Legal proceedings and contingencies:

Claim by former South African distributor

In December 2007, the Company terminated its agency agreement with its former South African agent, World of Marble and Granite (“WOMAG”), on the basis that WOMAG had breached the agreement. In the same month, the Company filed a claim for NIS 1.0 million (approximately $257) in the Israeli District Court in Haifa based on such breach. WOMAG has contested jurisdiction of the Israeli District Court, but subsequent appellate courts have dismissed WOMAG’s claims. In January 2008, WOMAG filed suit in South Africa seeking Euro 15.7 million (approximately $17,060). In September 2013, the South African Court determined that since a proceeding on the same facts was pending before another court (lis alibis pendens), the South African Court will stay the matter until the conclusion of the Israeli action.

In December 2013, the magistrate’s court in Israel held that the Company was not entitled to terminate the agreement with WOMAG as it was not breached by WOMAG. In October 2015, WOMAG amended its claim, seeking a reduced amount of approximately Euro 7.1 million (approximately $7,727) and approximately South Africa RAND 43.7 million (approximately $2,808). In June 2016, WOMAG further amended its claim, seeking a reduced amount of Euro 6.2 million (approximately $6,520) and South Africa RAND 51.2 million (approximately $3,700) plus interest on any capital sum awarded. As the district court dismissed the Company’s appeal of the decision of the magistrate’s court, the Company has agreed with WOMAG to submit the matter to arbitration, for which hearings commenced in South Africa in September 2016.

During 2018, WOMAG once again amended its claim, seeking a reduced amount of approximately EUR 5.8 million (approximately $6,640) plus interest on any capital sum awarded.

In February 2019 the arbitrator has rendered an award on the merits (non-quantum), accepting the claims made by WOMAG and imposing on the Company also the legal costs of the arbitration.

In July 2019, the Company appealed the award and in August 2019 hearings were held. In November 2019, the appeal panel delivered its award on the merits (the quantum is still to be decided), partially accepting the appeal and imposing 80% of the cost of arbitration and appeal on the Company.

Following negotiations held during 2020 between the parties, on January 15, 2021, the Company paid WOMAG an amount of approximately EUR 7.2 million ($8,900) as part of the settlement for the majority of WOMAG’s claim for breach of contract. The remaining disputed amounts relating to the said breach, as well as WOMAG's claim for loss of profits are subject of a further hearing.

The Company, also based on its legal advisors, believes it has provided an adequate reserve for the outstanding claims as of December 31, 2021.

Bodily injury claims related to exposure to silica dust:

Overview:

The Company is subject to numerous claims mainly by fabricators, their employees or National Insurance Institute (the Israeli insurance institute -"NII" or Australian states Workcover institutes), alleging that fabricators contracted illnesses, including silicosis, through exposure to silica particles during cutting, polishing, sawing, grinding, breaking, crushing, drilling, sanding or sculpting Company's products.

Individual claims in Israel

As of December 31, 2021, the Company is subject to 165 pending bodily injury claims (out of which 164 are individual claims and NII subrogation or related future probable claims, and one claim recognized as a class action) that have been submitted in Israel since 2008 against the Company directly, or that have named the Company as third-party defendant by fabricators or their employees in Israel, by the injurer's successors, by the NII or by others.

As of December 31, 2021, the Company has 18 pending pre-litigation demand letters on behalf of certain fabricators in Israel.

Most of the claims in Israel do not specify a total amount of damages sought, as the plaintiff’s future damages are intended to be determined at trial.

In November 2015 and in May 2017, the Company entered into agreements with the State of Israel and with its main distributors in Israel, respectively, with the consent of its insurance carriers, under which the Company agreed with the State and each of its main distributors to cooperate, subject to certain terms, with respect to the management of the individual claims that have been filed and claims that may be submitted during a certain time period (NII claims are excluded from the Company’s agreement with the State) and on the apportionments of the total liability between the Company , the State, and the distributors, if found, in such claims. During January 2020, the State of Israel approved an additional 5 years extension to its agreement with the company.

Class action in Israel:

In April 27, 2014, a lawsuit by a single plaintiff and a motion for the recognition of this lawsuit as a class action was filed against the Company in the Central District Court in Israel. The plaintiff alleges that, if the lawsuit is recognized as a class action, the claim against the Company is estimated to be NIS 216 million (approximately $56,180). In addition, the claim includes an unstated sum in compensation for special and general damages.

On January 4, 2018, the Company and the plaintiff submitted to the Israeli District Court a settlement agreement, which was approved in July 2021. The claim was dismissed and the Company is liable to make payments on a one time basis, without any admission of liability, in an aggregate amount of NIS 9.0 million (approximately $2,894) to fund certain safety related expenses at fabrication facilities in Israel, as well as plaintiff’s compensation and legal expenses.

During 2021 the Company received refund of NIS 7.0 million (approximately $2,100) from its insurence carrier which was recorded as a reduction of legal settlements expenses.

Individual claims in Australia:

As of December 31, 2021, Company’s subsidiary in Australia is subject to 38 pending bodily injury claims that have been submitted in Australia since 2018 against it directly, or that have named the Company as third-party defendant by fabricators in Australia.

Commencing 2021, the Company reassessed the expected outcome of the individual product liability claims in Australia following Company's and its insurance carrier consent for several settlements. Based on this development and also based on its legal advisors’ and insurer's opinions, contingent losses related to the product liability individual claims are probable, and pursuant to ASC 450, an accrual has been recorded for the loss contingencies related to such claims.

In order to reasonably estimate the losses for bodily injury claims in Israel and Australia reflected in the table below, the Company performed a case-by-case analysis with its legal advisors of the relevant facts that were reasonably available to it, related to the claims filed, including, among other things, the specific known or estimated health condition of the claimants, their ages, salaries, related probable future subrogation claims from the NII, and other factors that might have an impact on the final outcome of such claims. The Company will continue to regularly monitor changes in facts for each claim and will update its best estimate if required.

Accordingly, the reserve for all the above mentioned bodily injury claims (including class action) as of December 31, 2021 and 2020 totaled to $42,940 and $42,345 respectively, of which $22,081 and $20,435 is reported in short term legal settlements and loss contingencies and $20,859 and $21,910 is reported in long-term liabilities. The Company currently cannot estimate the number of claimants that may file claims in the future or the nature of their claims in order to conclude probability or the range of loss. The Company does not expect to incur additional material losses with respect to the outstanding bodily injury claims, that might have a material impact on its financial position, results of operations and cash flows.

The Company updated its provision in 2021, 2020 and 2019 to reflect the outstanding claims in the below table, and provided a provision also for related NII unasserted claims, based on its legal advisors’ and insurer's opinions and according to ASC 450, taking into consideration new claims filed, settlements reached and other new information available.

A summary of bodily injury claims for which the Company provided provision is as follows:

	Year ended December 31,
	2021	2020	2019
Outstanding claims, January 1,	173	156	131

New claims	73	38	45
Settled and dismissed claims	(43)	(21)	(20)

Outstanding claims, December 31 (*)	203	173	156

*)	In 2021, representing 152 injured persons.

Insurance

The Company maintains insurance for product liability claims, including for bodily injury claims related to exposure to silica dust. The Company has purchased insurance policies for the period from 2008 and to date from several insurance carriers that provide coverage for product liability losses, subject to certain terms and conditions, and the related defense costs up to a certain limit per case and per policy year.

As of December 31, 2021, the Company has regional product liability insurance policies, other than in Israel and Australia. Specifically, in the United States and Canada, local policy covers up to $20 mililion and CAD 20 million respectively, per claim or per year, subject to certain terms and limitations, with relatively low deductibles.

The Company currently has also a global product liability insurance (the “global policy”), which applies, subject to certain terms and limitations, to claims that may be submitted against the Company worldwide during the insurance policy term.

The global insurance is a second layer insurance which becomes effective only after a certain amount was paid by the local insurance carrier or by the Company if a local insurance doesn’t exist.

This policy covers claims received during the policy term from October 1, 2020 to April 1, 2022, up to an amount of $35 million per year or up to $25 million for any claim. The policy covers only illnesses diagnosed after February 2010. Global policy will become effective once paid for claims in Israel an amount of $20 million or in Australia AUD50 million during the term of the global policy.

Although the Company will seek to renew its product liability insurance to cover silicosis related claims, there is no assurance that the Company will be successful in its renewal.

The Company records insurance receivables for the amounts that are covered by insurance. During 2021, as in prior years, the Company's insurance carriers made payments to all settled product liability claims that were under the policies. The Company paid the deductible amounts for the settled claims per policy.

The collectability of the Company's insurance receivables is regularly evaluated and the amounts recorded are probable of collection. This conclusion is based on analysis of the terms of the underlying insurance policies, experience in successfully recovering individual product liability claims from Company's insurers, the insurance carrier was party to the agreement with the State of Israel and the financial ability of the insurance carriers to pay the claims and the relevant facts and applicable law.

As of December 31, 2021 and 2020, the insurance receivable totaled to $6,748 and $7,958, respectively, of which $6,299 and $6,283 is reported in the other accounts receivable and prepaid expenses and $449 and $1,675 is in other long-term receivables.

In 2021 and 2020, the legal settlements and loss contingencies expenses related to the bodily injury claims related to exposure to silica dust totaled to $3,417 and $5,299, respectively, which reflects the deductible amounts for claims covered by insurance policies, claims not covered and the impact of settlements including the related legal costs.

General:

From time to time, the Company is involved in other legal proceedings and claims in the ordinary course of business related to a range of matters. While the outcome of these other claims cannot be predicted with certainty, the Company monitors and estimates the possible loss deriving from these claims based on new information available and based on its legal advisors, and believes that it recorded an adequate reserve for these claims in accordance with ASC 450.

b.	Purchase obligation:

The Company's significant contractual obligations and commitments as of December 31, 2021 are for purchase obligations to certain suppliers and amounted to $36,210 for the fiscal year 2022.

c.	Pledges and guarantees:

1.
As of December 31, 2021, the Company had outstanding guarantees and letters of credit with various expiration dates in a principal amount of approximately $6,604 related to facilities, vehicle leases and other miscellaneous guarantees.

2.
Lioli’s credit facilities provided by banks in India are secured with a “Negative floating pledge”, whereby the Company committed not to pledge or charge and not to undertake to pledge or charge its general floating assets.

3.	See also note 15.